Fees Summary	May 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	42,655.83
Total Transaction Valuation	308,876,425.95
Total Offset Amount	0
Net Fee	$ 42,655.83